                                                            Exhibit 23.6





                        Consent of Pincock, Allen & Holt


May 8, 2002


         We consent to the reference herein to the name of our firm and to our Pre-Feasibility Study, dated October 31, 2001, completed for Minera El Desquite SA.

                                     Pincock, Allen & Holt

                                     /s/ Greg Chlumsky
                                     -----------------------------------
                                     By: Greg Chlumsky
                                     Title: Manager, Process Engineering